Energy Development Company

KED Quarterly Report

February 29, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in
Note 1 – Organization).

As of February 29, 2016, we had total assets of $256 million, net assets applicable to our common stock of $159 million (net asset value of $14.97 per share), and 10.6 million shares of common stock outstanding. As of February 29, 2016, we held $218 million in equity investments, no debt investments and $21 million in cash and cash equivalents.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 29, 2016.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	ONEOK Partners, L.P.	Midstream MLP	$24.4	11.2%
2.	Enterprise Products Partners L.P.	Midstream MLP	23.8	10.9
3.	Energy Transfer Partners, L.P.	Midstream MLP	20.4	9.4
4.	Williams Partners L.P.(1)	Midstream MLP	14.5	6.7
5.	Western Gas Partners, LP	Midstream MLP	13.5	6.2
6.	Sunoco LP — Unregistered	Midstream MLP	9.8	4.5
7.	MPLX LP	Midstream MLP	9.7	4.4
8.	DCP Midstream Partners, LP	Midstream MLP	8.3	3.8
9.	Plains All American Pipeline, L.P.	Midstream MLP	7.6	3.5
10.	Buckeye Partners, L.P.	Midstream MLP	7.5	3.5

			$139.5	64.1%

(1)	On September 29, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). As of February 29, 2016, we owned $0.9 million of ETE and did not own any WMB shares.

Results of Operations — For the Three Months Ended February 29, 2016

Investment Income.    Investment income totaled $0.9 million for the quarter. We received $6.3 million of dividends and distributions during the quarter, of which $5.4 million was treated as a return of capital. We also received $0.03 million of paid-in-kind dividends, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $1.9 million, including $0.8 million of investment management fees (net of a $0.3 million fee waiver), $0.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million) and $0.3 million of other operating expenses. Preferred stock distributions during the quarter were $0.2 million.

Net Investment Loss.    Our net investment loss totaled $0.7 million and included a current tax benefit of $1.7 million and a deferred tax expense of $1.3 million.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Realized Losses.    We had net realized losses from investments of $2.3 million, consisting of realized losses of $3.5 million, a current income tax benefit of $6.6 million and a deferred tax expense of $5.3 million.

Net Change in Unrealized Losses.    We had a net increase in unrealized losses of $33.3 million. The net increase consisted of a $52.6 million increase in our unrealized losses on investments and a deferred tax benefit of $19.3 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $36.3 million. This decrease was comprised of a net investment loss of $0.7 million, net realized losses of $2.3 million and an increase in unrealized losses of $33.3 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 29, 2016
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.26
Paid-In-Kind Dividends(1)	0.03
Net Premiums Received from Call Options Written	0.03

Total Distributions from Investments	6.32
Expenses
Net Investment Management Fee	(0.85)
Other Expenses	(0.31)
Interest Expense	(0.40)
Preferred Stock Distributions	(0.21)

Net Distributable Income (NDI)	$4.55

Weighted Shares Outstanding	10.6
NDI per Weighted Share Outstanding	$0.43

Adjusted NDI per Weighted Share Outstanding(2)	$0.45

Distributions paid per Common Share(3)	$0.48

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.2 million of consideration received in two mergers that was intended to offset lower quarterly distributions as a result of such transactions. The two transactions were the mergers of Energy Transfer Partners, L.P. and Regency Energy Partners LP, and MarkWest Energy Partners, L.P. and MPLX LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include these amounts in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.48 per share for the first quarter was paid on April 22, 2016.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At February 29, 2016, we had total leverage outstanding of $95 million, which represented 37% of total assets and was comprised of $25 million of Mandatory Redeemable Preferred Shares (the “MRP Shares”) and $70 million outstanding under our senior secured credit facility (the “Credit Facility”). The Credit Facility includes a $70 million secured term loan (the “Term Loan”) and a $120 million secured revolving credit facility (the “Revolving Credit Facility”). As of February 29, 2016, we had $70 million outstanding under the Term Loan and no borrowings under the Revolving Credit Facility. As of such date, we had $21 million of cash and cash equivalents.

The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017. Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and we pay a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of $190 million ($70 million on the Term Loan and the $120 million commitment on the Revolving Credit Facility) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to our borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

As of February 29, 2016, our total borrowings of $70 million represented 58% of the borrowing base of $121 million (59% of the borrowing base of $120 million attributable to quoted securities). As of April 22, 2016, we had $70 million borrowed on the Term Loan (at an interest rate of 1.79%) and no borrowings under the Revolving Credit Facility ($120 million of undrawn capacity). Our total borrowings of $70 million represented 50% of the borrowing base of $140 million (50% of the borrowing base of $139 million attributable to quoted securities). As of this same date, we had $17 million of cash and cash equivalents.

Our MRP Shares were issued in a private placement with an institutional investor on April 10, 2015. The MRP Shares have a five-year term and pay quarterly dividends at a rate of 3.37% per annum. The issuance of the MRP Shares was the first issuance under a three-year, $100 million uncommitted private shelf facility provided by the institutional investor. On December 16, 2015, FitchRatings downgraded the rating on our MRP Shares to “A” from “AA”.

At February 29, 2016, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 363% for debt and 268% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 385%, but at times we may be above or below our target depending upon market conditions as well as certain other factors, including our total leverage asset coverage ratio and the basic maintenance amount as stated in our rating agency guidelines.

At February 29, 2016, our total leverage consisted of both fixed rate (26%) and floating rate (74%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 2.58%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 136.6%
Equity Investments(1) — 136.6%
Midstream MLP(2) — 119.1%
Arc Logistics Partners LP	495	$6,108
Buckeye Partners, L.P.	117	7,523
Columbia Pipeline Partners LP	145	2,572
Crestwood Equity Partners LP	198	1,792
DCP Midstream Partners, LP	426	8,260
Enbridge Energy Management, L.L.C.(3)	49	822
Energy Transfer Partners, L.P.	766	20,419
EnLink Midstream Partners, LP	225	2,062
Enterprise Products Partners L.P.	1,018	23,798
EQT Midstream Partners, LP	50	3,582
Global Partners LP	58	758
Magellan Midstream Partners, L.P.	55	3,744
Midcoast Energy Partners, L.P.	390	1,651
MPLX LP	373	9,681
ONEOK Partners, L.P.(4)	830	24,385
PBF Logistics LP	30	525
PennTex Midstream Partners, LP	35	352
Phillips 66 Partners LP	20	1,206
Plains All American Pipeline, L.P.(4)	356	7,615
Rose Rock Midstream, L.P.	2	18
Shell Midstream Partners, L.P.	138	4,910
Spectra Energy Partners, LP	37	1,727
Sprague Resources LP	173	3,062
Summit Midstream Partners, LP	216	2,725
Sunoco LP — Unregistered(5)	351	9,789
Sunoco Logistics Partners L.P.	277	6,835
Tallgrass Energy Partners, LP	160	5,610
USD Partners LP	28	193
Western Gas Partners, LP	345	13,539
Williams Partners L.P.(6)	737	14,531

		189,794

Midstream Company — 8.3%
Kinder Morgan, Inc.(7)	385	6,961
Spectra Energy Corp.	72	2,114
Targa Resources Corp.	156	4,184

		13,259

General Partner MLP — 4.9%
Energy Transfer Equity, L.P.(6)	132	925
Plains GP Holdings, L.P.(4)(8)	918	6,977

		7,902

Shipping MLP — 3.7%
Capital Product Partners L.P.	79	264
Capital Product Partners L.P. — Class B Units(5)(9)	606	3,340
Dynagas LNG Partners LP	93	865
Golar LNG Partners LP	94	1,372

		5,841

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Other — 0.6%
Natural Resource Partners L.P. — held in escrow(5)(10)			20	$237
SunCoke Energy Partners, L.P.			109	733

				970

Total Long-Term Investments — 136.6% (Cost — $278,554)				217,766

Short-Term Investment — 11.9%
Money Market Fund — 11.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.17%(11) (Cost — $19,000)			19,000	19,000

Total Investments — 148.5% (Cost — $297,554)				236,766

	Strike Price	Expiration Date	No. of Contracts
Liabilities
Call Option Contracts Written(12)
Midstream Company
Kinder Morgan, Inc.	$18.00	3/18/16	200	(16)
Kinder Morgan, Inc.	18.50	3/18/16	200	(11)

Total Call Option Contracts Written (Premium Received — $33)				(27)

Debt				(70,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(25,000)
Income Tax Receivable				15,243
Deferred Income Tax Asset				39
Other Assets in Excess of Other Liabilities				2,352

Net Assets Applicable to Common Stockholders				$159,373

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	All or a portion of dividends or distributions are paid-in-kind.

(4)	The Company believes that it is an affiliate of Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). The Company does not believe that it is an affiliate of ONEOK Partners, L.P. See Note 5 — Agreements and Affiliations.

(5)	Fair valued security, restricted from public sale. See Notes 2, 3 and 9 in Notes to Financial Statements.

(6)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P.

(7)	Security or a portion thereof is segregated as collateral on option contracts written.

(8)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value and Note 9 — Restricted Securities.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(9)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21975 per unit for the first quarter.

(10)	The Company’s investment in Natural Resource Partners L.P. (“NRP”) consists of 20 common units (adjusted for a 1-for-10 reverse unit split in February 2016) that are in escrow to cover potential indemnification claims. On April 1, 2016, these common units were released from escrow. See Notes 3, 9 and 13 in Notes to Financial Statements.

(11)	Rate indicated is the current yield as of February 29, 2016.

(12)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2016

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $269,109)	$203,174
Affiliated (Cost — $9,445)	14,592
Short-term investments (Cost — $19,000)	19,000

Total investments (Cost — $297,554)	236,766
Cash	1,926
Deposits with broker	33
Receivable for securities sold	107
Dividends and distributions receivable	345
Deferred debt and preferred stock offering costs, prepaid expenses and other assets	1,404
Income tax receivable	15,243
Deferred income tax asset	39

Total Assets	255,863

LIABILITIES
Investment management fee payable	846
Call option contracts written (Premiums received — $33)	27
Accrued directors’ fees and expenses	65
Accrued expenses and other liabilities	552
Term loan	70,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000

Total Liabilities	96,490

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$159,373

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,645,367 shares issued and outstanding)	$11
Paid-in capital	201,456
Accumulated net investment loss, net of income taxes, less dividends	(104,076)
Accumulated net realized gains on investments, net of income taxes	100,178
Net unrealized losses on investments, net of income taxes	(38,196)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$159,373

NET ASSET VALUE PER COMMON SHARE	$14.97

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2016

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$5,797
Affiliated investments	462

Total dividends and distributions	6,259
Return of capital	(5,381)

Net dividends and distributions	878

Total Investment Income	878

Expenses
Investment management fees, before investment management fee waiver	1,176
Professional fees	111
Directors’ fees and expenses	68
Administration fees	34
Insurance	15
Custodian fees	8
Other expenses	72

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	1,484
Investment management fee waiver	(330)
Interest expense and amortization of offering costs	555
Distributions on mandatory redeemable preferred stock and amortization of offering costs	217

Total Expenses — before taxes	1,926

Net Investment Loss — Before Taxes	(1,048)
Current income tax benefit	1,666
Deferred income tax expense	(1,340)

Net Investment Loss	(722)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(3,536)
Current income tax benefit	6,611
Deferred income tax expense	(5,317)

Net Realized Gains (Losses)	(2,242)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(47,426)
Investments — affiliated	(5,140)
Options	6
Deferred income tax benefit	19,237

Net Change in Unrealized Gains (Losses)	(33,323)

Net Realized and Unrealized Gains (Losses)	(35,565)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(36,287)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(UNAUDITED)

	For the Three Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
OPERATIONS
Net investment loss, net of tax(1)	$(722)		$(2,158)
Net realized losses, net of tax	(2,242)		(16,144)
Net change in unrealized gains (losses), net of tax	(33,323)		(109,685)

Net Decrease in Net Assets Resulting from Operations	(36,287)		(127,987)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	(22,284	)(3)
Distributions — return of capital	(5,097	)(2)	—	(3)

Dividends and Distributions to Common Stockholders	(5,097)		(22,284)

CAPITAL STOCK TRANSACTIONS
Issuance of 43,309 shares of common stock	670	(4)	—
Issuance of 27,519 and 58,549 shares of common stock from reinvestment of dividends and distributions, respectively	358		1,504

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	1,028		1,504

Total Decrease in Net Assets Applicable to Common Stockholders	(40,356)		(148,767)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	199,729		348,496

End of period	$159,373		$199,729

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. Distributions in the amount of $211 paid to holders of MRP Shares during the three months ended February 29, 2016 are characterized as a return of capital. This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $543 paid to holders of MRP Shares during the fiscal year ended November 30, 2015 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	The characterization of the distributions paid to common stockholders for the three months ended February 29, 2016 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(UNAUDITED)

the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2015 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $670 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2016

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(36,287)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	5,381
Net realized losses	3,536
Net change in unrealized losses	52,560
Purchase of long-term investments	(11,192)
Proceeds from sale of long-term investments	30,895
Purchase of short-term investments, net	(19,000)
Increase in deposits with brokers	(33)
Decrease in receivable for securities sold	723
Increase in dividends and distributions receivable	(135)
Amortization of debt offering costs	154
Amortization of mandatory redeemable preferred stock offering costs	3
Increase in income tax receivable	(8,277)
Increase in deferred income tax asset	(39)
Decrease in payable for securities purchased	(497)
Decrease in investment management fee payable	(219)
Increase in call options written	33
Increase in accrued directors’ fees and expenses	12
Decrease in accrued expenses and other liabilities	(17)
Decrease in deferred income tax liability	(12,541)

Net Cash Provided by Operating Activities	5,060

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(1,000)
Proceeds from issuance of common stock	670
Cash distributions paid to common stockholders	(4,739)

Net Cash Used in Financing Activities	(5,069)

NET DECREASE IN CASH	(9)
CASH — BEGINNING OF PERIOD	1,935

CASH — END OF PERIOD	$1,926

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $358.

During the three months ended February 29, 2016, there were no federal or state income taxes paid. The Company paid interest of $398 on its debt obligations.

During the three months ended February 29, 2016, the Company received $29 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended November 30,
			2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$18.89		$33.14	$29.96
Net investment income (loss)(2)	(0.07)		(0.20)	(0.15)
Net realized and unrealized gain (loss) on investments	(3.37)		(11.94)	5.38
Net change in unrealized losses — conversion to taxable corporation	—		—	—

Total income (loss) from investment operations	(3.44)		(12.14)	5.23

Common dividends(3)	—		(2.11)	(2.04)
Common distributions from net realized long-term capital gains(3)(4)	—		—	—
Common distributions — return of capital(3)	(0.48)		—	—

Total dividends and distributions — common	(0.48)		(2.11)	(2.04)

Effect of common shares issued in reinvestment of distributions	—		—	(0.01)

Net asset value, end of period	$14.97		$18.89	$33.14

Market value per share of common stock, end of period	$14.20		$17.39	$34.99

Total investment return based on common stock market value(5)	(15.3	)%(6)	(46.1)%	30.2%
Total investment return based on net asset value(7)	(17.8	)%(6)	(38.1)%	18.1%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$159,373		$199,729	$348,496
Ratio of expenses to average net assets:
Management fees	2.6%		2.7%	2.7%
Other expenses	0.7		0.4	0.4

Subtotal	3.3		3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7		1.0	0.7
Management fee waivers	(0.7)		(0.7)	(0.4)

Expenses (excluding tax expense)	4.3		3.4	3.4
Tax expense(9)	—		—	9.0

Total expenses(10)	4.3%		3.4%	12.4%

Ratio of net investment income (loss) to average net assets(2)	(1.6)%		(0.8)%	(0.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(20.2	)%(6)	(45.4)%	15.2%
Portfolio turnover rate	4.3	% (6)	21.4%	31.4%
Average net assets	$179,551		$282,058	$360,463
Credit facility and term loan outstanding, end of period	$70,000		$71,000	$114,000
Mandatory redeemable preferred stock, end of period	$25,000		$25,000	n/a
Average shares of common stock outstanding	10,623,668		10,542,233	10,489,146
Asset coverage of total debt(11)	363.4%		416.5%	405.7%
Asset coverage of total leverage (debt and preferred stock)(12)	267.8%		308.1%	405.7%
Average amount of borrowings outstanding per share of common stock during the period	$6.70		$7.62	$9.16

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011	2010
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.74	$23.01	$20.56	$16.58
Net investment income (loss)(2)	(0.14)	0.08	0.25	(0.18)
Net realized and unrealized gain (loss) on investments	8.13	2.27	3.60	5.39
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	7.99	2.35	3.85	5.21

Common dividends(3)	(1.76)	(1.62)	(1.37)	(0.51)
Common distributions from net realized long-term capital gains(3)(4)	—	—	—	—
Common distributions — return of capital(3)	—	—	—	(0.69)

Total dividends and distributions — common	(1.76)	(1.62)	(1.37)	(1.20)

Effect of common shares issued in reinvestment of distributions	(0.01)	—	(0.03)	(0.03)

Net asset value, end of period	$29.96	$23.74	$23.01	$20.56

Market value per share of common stock, end of period	$28.70	$26.01	$20.21	$18.21

Total investment return based on common stock market value(5)	18.1%	37.8%	19.3%	45.8%
Total investment return based on net asset value(7)	35.1%	10.5%	20.3%	34.3%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$313,404	$247,017	$238,030	$211,041
Ratio of expenses to average net assets:
Management fees	2.5%	2.4%	2.4%	2.1%
Other expenses	0.5	0.6	0.7	1.0

Subtotal	3.0	3.0	3.1	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	0.9	0.8	0.9
Management fee waivers	(0.1)	—	—	—

Expenses (excluding tax expense)	3.7	3.9	3.9	4.0
Tax expense(9)	17.1	5.6	10.0	16.3

Total expenses(10)	20.8%	9.5%	13.9%	20.3%

Ratio of net investment income (loss) to average net assets(2)	(0.5)%	0.3%	1.1%	(1.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	29.2%	9.9%	17.1%	28.3%
Portfolio turnover rate	38.4%	34.6%	68.1%	33.4%
Average net assets	$284,880	$246,183	$231,455	$188,307
Credit facility and term loan outstanding, end of period	$85,000	$72,000	$77,000	$57,000
Mandatory redeemable preferred stock, end of period	n/a	n/a	n/a	n/a
Average shares of common stock outstanding	10,430,618	10,372,215	10,301,878	10,212,289
Asset coverage of total debt(11)	468.7%	443.1%	409.1%	470.2%
Asset coverage of total leverage (debt and preferred stock)(12)	468.7%	443.1%	409.1%	470.2%
Average amount of borrowings per share of common stock during the period	$7.46	$7.54	$6.07	$5.38

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,			For the Period September 21, 2006 through November 30, 2006
	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)(2)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—	(0.38)	—	—

Total income (loss) from investment operations	1.78	(6.18)	1.26	0.71

Common dividends(3)	—	—	(0.95)	—
Common distributions from net realized long-term capital gains(3)(4)	—	—	(0.15)	—
Common distributions — return of capital(3)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions — common	(1.30)	(1.67)	(1.34)	—

Effect of common shares issued in reinvestment of distributions	—	—	—	—

Net asset value, end of period	$16.58	$16.10	$23.95	$24.03

Market value per share of common stock, end of period	$13.53	$9.63	$23.14	$22.32

Total investment return based on common stock market value(5)	56.0%	(54.8)%	9.3%	(10.7	)%(6)
Total investment return based on net asset value(7)	14.4%	(27.0)%	5.1%	3.0	%(6)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.0%	0.4%	3.1%	2.4%
Other expenses	1.3	1.1	0.9	1.3

Subtotal	3.3	1.5	4.0	3.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8	2.0	1.0	—
Management fee waivers	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	4.1	3.5	4.6	3.2
Tax expense(9)	6.9	—	0.8	—

Total expenses(10)	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets(2)	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.3%	(29.5)%	5.1%	3.0	%(6)
Portfolio turnover rate	20.9%	27.0%	28.8%	5.6	%(6)
Average net assets	$160,847	$211,531	$246,468	$234,537
Credit facility and term loan outstanding, end of period	$56,000	$57,000	$99,000	n/a
Mandatory redeemable preferred stock, end of period	n/a	n/a	n/a	n/a
Average shares of common stock outstanding	10,116,071	10,073,398	10,014,496	10,000,060
Asset coverage of total debt(11)	n/a	n/a	n/a	n/a
Asset coverage of total leverage (debt and preferred stock)(12)	n/a	n/a	n/a	n/a
Average amount of borrowings per share of common stock during the period	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the three months ended February 29, 2016 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(4)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the three months ended February 29, 2016, the Company reported a net income tax benefit of $20,857 (11.6% of average net assets — not annualized) primarily related to unrealized losses on investments. For the fiscal years ended November 30, 2015 and 2008, the Company reported a net income tax benefit of $76,311 (27.1% of average net assets) and $33,264 (15.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net income tax benefit during the three months ended February 29, 2016 and for these respective fiscal years.

(10)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

In April 2016, the Company began providing net asset value on a daily basis. Prior to that date, the Company provided adjusted net asset value on a weekly basis. The Company’s adjusted net asset value was a non-GAAP measure and was intended to provide investors with a weekly update on the impact of price changes for the public securities in the Company’s portfolio. Adjusted net asset value was calculated based on the same methodology as net asset value and incorporated updated values for the publicly-traded equity securities (including private investments in public equity or “PIPE investments”) and quoted debt investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

calculation incorporated the Company’s weekly balance sheet, but did not update the value of any non-traded securities in private companies in its portfolio.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 29, 2016, the Company held 8.4% of its net assets applicable to common stockholders (5.2% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 29, 2016 was $13,366. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 29, 2016, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three months ended February 29, 2016, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change did not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Derivative Financial Instruments.

I. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company generally estimates that 90% of the distributions received from its public MLPs will be treated as a return of capital.

The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses).

For the Three Months Ended February 29, 2016
Return of capital portion of dividends and distributions received	86%
Return of capital — attributable to net realized gains (losses)	$234
Return of capital — attributable to net change in unrealized gains (losses)	5,147

Total return of capital	$5,381

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 29, 2016, the Company did not hold any debt securities and did not earn any interest income.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 29, 2016, the Company received $29 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stockholders for the three months ended February 29, 2016 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

L. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

Since the Company’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to the fiscal year end November 30, 2011 remain open and subject to examination by the federal and state tax authorities.

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Company will adopt these changes in fiscal 2017 when they become effective.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 29, 2016, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$217,766	$197,423	$6,977	(1)	$13,366
Short-term investments	19,000	19,000	—		—

Total assets at fair value	$236,766	$216,423	$6,977		$13,366

Liabilities at Fair Value
Call option contracts written	$27	$—	$27		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the three months ended February 29, 2016, there were no transfers between Level 1 and Level 2.

As of February 29, 2016, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 29, 2016, the estimated fair value of the MRP Shares was $24,900. See Note 11 – Preferred Stock.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 29, 2016.

Equity Investments
Balance — November 30, 2015	$4,699
Purchases	10,000
Issuances	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(1,333)

Balance — February 29, 2016	$13,366

The purchase of $10,000 relates to the Company’s investment in Sunoco LP that was made in December 2015. The Company utilizes the beginning of reporting period method for determining transfers between levels.

The $1,333 of unrealized losses relate to investments that are still held at the end of the reporting period. The Company includes these unrealized losses on the Statement of Operations – Net Change in Unrealized Gains.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investment in Natural Resource Partners L.P. (“NRP”) consists of common units representing limited partner interests in NRP that it received as consideration for its equity interests in VantaCore Partners LP when the two entities merged on October 1, 2014. At the closing of the merger, 409,617 common units were placed in escrow to cover potential indemnification claims. On October 1, 2015, 204,809 common units (50% of the units in escrow) were released. For the period of time the Company has units held in escrow, the Company reduces the value of the investment based on the Company’s estimate of potential claims against the escrow. On April 1, 2016, the remaining balance (20,481 common units, adjusted for a 1-for-10 reverse unit split in February 2016) was released from escrow.

The Company owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 29, 2016:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$237	- Estimated claims against	- Share of estimated claims	$6	$6	$6
public companies (PIPE) — valued based on market value and estimated claims		escrow	against escrow

Equity securities of	9,789	- Discount to publicly-traded	- Current discount	7.2%	7.2%	7.2%
public companies (PIPE) — valued based on a discount to market value		securities

Equity securities of	3,340	- Convertible pricing model	- Credit spread	11.0%	12.0%	11.5%
public companies —			- Volatility	45.0%	50.0%	47.5%
valued based on pricing model			- Discount for marketability	10.0%	10.0%	10.0%

Total	$13,366

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 29, 2016, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	99.7%
Equity securities	100.0%
Securities of MLPs(1)	91.2%
Largest single issuer	11.2%
Restricted securities	9.3%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Effective December 1, 2014, the Company and KAFA entered into a new fee waiver agreement with the Company that provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver is determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied. On March 30, 2016, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the three months ended February 29, 2016, the Company paid management fees at an annual rate of 1.26% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. during December of 2015. ONEOK, Inc. is the general partner of ONEOK Partners, L.P. Despite Mr. McCarthy’s participation on the board of ONEOK, Inc., the Company does not believe that it is an affiliate of ONEOK, Inc. or ONEOK Partners, L.P. because the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the three months ended February 29, 2016, the Company did not pay any federal or state income taxes. At February 29, 2016, components of the Company’s current and deferred tax assets and liabilities are as follows.

Income tax receivable	$15,243

Deferred tax asset:
Organizational costs	$10
Alternative minimum tax (“AMT”) credit	116
Net operating loss carryforward — State	27
Deferred tax liabilities:
Net unrealized gains on investment securities	(114)

Total net deferred tax asset	$39

During the three months ended February 29, 2016, the Company generated a federal taxable loss of approximately $375 which can be carried back to the two preceding tax years. In addition, the Company generated a capital loss of approximately $22,573 which can be carried back to the three preceding tax years. It is anticipated that the federal taxable losses generated from the fiscal year ended November 30, 2015 and the three months ended February 29, 2016 and the capital loss generated from the three months ended February 29, 2016 will be carried back to offset prior taxable income and capital gains which would result in a federal refund of approximately $14,115 (net of AMT of $116). Similarly, it is anticipated that state tax refunds will be claimed as applicable and are estimated to be $1,128. It is anticipated that the carryback claims will be filed upon the filing of the November 30, 2015 and 2016 federal and state tax returns in August 2016 and 2017, respectively.

At February 29, 2016, the Company did not have a federal net operating loss carryforward. The Company has an estimated state net operating loss carryforward, which totals approximately $15,156 (deferred tax asset of $27). Realization of the deferred tax assets and net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforward. The majority of the state net operating loss carryforward expires in 2036.

The Company currently has a net deferred tax asset of $39. The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Three Months Ended February 29, 2016
Computed federal income tax benefit at 35%	$20,000
State income tax benefit, net of federal tax	912
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(55)

Total income tax benefit	$20,857

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the three months ended February 29, 2016, the Company reduced its tax cost basis by $17,365 due to its fiscal 2015 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has come to the conclusion that the average cost method is a more certain tax position.

On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. Had the Company utilized the average cost method since inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $1,679 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $420 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. During the three months ended February 29, 2016, the Company generated a taxable loss, and as such, was not subject to a current year tax liability. The tax accounting method change did not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

As of February 29, 2016, the identified cost of investments for federal income tax purposes was $238,430 and the premiums received on outstanding option contracts written were $33. The cost basis for federal income tax purposes is $59,124 lower than the cost basis for GAAP reporting purposes primarily due to the additional

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 29, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$33,888
Gross unrealized depreciation of investments (including options)	(35,546)

Net unrealized depreciation of investments	$(1,658)

7.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 29, 2016 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	—	$—
Options written	400	33
Options subsequently repurchased	—	—
Options exercised	—	—
Options expired	—	—

Options outstanding at February 29, 2016(1)	400	$33

(1)	The percentage of total long-term investments subject to call options written was 0.3% at February 29, 2016.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of February 29, 2016, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 29, 2016
Call options written	Call option contracts written	$(27)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 29, 2016
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$—	$6

8.	Investment Transactions

For the three months ended February 29, 2016, the Company purchased and sold securities in the amounts of $11,192 and $30,895 (excluding short-term investments).

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 29, 2016, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P.(1)	(2)	(3)	918	$2,833	$6,977	$7.60	4.4%	2.7%

Level 3 Investments(4)

Capital Product Partners L.P.
Class B Units	(2)	(5)	606	$3,877	$3,340	$5.51	2.1%	1.3%
Natural Resource Partners L.P.(6)
Common Units — held in escrow	(2)	(5)	20	2,795	237	11.56	0.2	0.1
Sunoco LP
Common Units	12/3/15	(5)	351	9,747	9,789	27.90	6.1	3.8

Total				$16,419	$13,366		8.4%	5.2%

Total of all restricted securities				$19,252	$20,343		12.8%	7.9%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 – Fair Value.

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Company’s investment in PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(6)	The Company’s investment in NRP includes 20,481 NRP common units (adjusted for a 1-for-10 reverse unit split in February 2016) that are in escrow to cover potential indemnification claims. On April 1, 2016, these common units were released from escrow.

10.	Credit Facility and Term Loan

The Company’s senior secured credit facility (the “Credit Facility”) includes a $70,000 secured term loan (the “Term Loan”) and a $120,000 secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017.

As of February 29, 2016, outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and the Company pays a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that the Company can borrow under the Credit Facility is limited to the lesser of $190,000 ($70,000 on the Term Loan and the $120,000 commitment on the Revolving Credit Facility) and the Company’s borrowing base. The borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of the Company’s investments by an advance rate. The total contribution to the borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to the borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2.25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base. Public MLP equity investments are generally characterized as non-performing if they have not paid a distribution in the most recent quarter, private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount and debt investments are generally characterized as non-performing if such investments are in default of any payment obligations.

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of February 29, 2016, $70,000 was borrowed on the Term Loan (at an interest rate of 1.79%), and the Company had no borrowings under the Revolving Credit Facility ($120,000 of undrawn capacity). Total borrowings of $70,000 represented 58% of the borrowing base of $121,140 (59% of the borrowing base of $119,638 attributable to quoted securities).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of February 29, 2016, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Preferred Stock

On April 10, 2015, the Company completed a private placement of $25,000 of Series A MRP Shares with an institutional investor. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The issuance of the Series A MRP Shares was the first issuance under a three-year, $100,000 uncommitted private shelf facility provided by the institutional investor. At February 29, 2016, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share) and an estimated fair value of $24,900.

On December 16, 2015, FitchRatings downgraded the rating on the Company’s Series A MRP Shares to “A” from “AA”. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 29, 2016, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

12.	Common Stock

The Company has 199,000,000 shares of common stock authorized and 10,645,367 shares outstanding. On December 17, 2015, KAFA agreed to purchase $670 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.46 per share) which represents a 14.2% premium to the closing market price. The 43,309 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of February 29,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

2016, KACALP and KAFA owned 18,450 shares of the Company. Transactions in common shares for the three months ended February 29, 2016 were as follows:

Shares outstanding at November 30, 2015	10,574,539
Shares issued in connection with purchase by investment advisor	43,309
Shares issued through reinvestment of distributions	27,519

Shares outstanding at February 29, 2016	10,645,367

13.	Subsequent Events

On March 30, 2016, the Company declared its quarterly distribution of $0.48 per common share for the first quarter. The total distribution of $5,110 was paid April 22, 2016. Of this total, pursuant to the Company’s dividend reinvestment plan $382 was reinvested into the Company through the issuance of 23,138 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and Executive Vice President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.